UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
21st Floor, Everbright Bank Building
Zhuzilin, Futian District
Shenzhen, Guangdong, 518040
People's Republic of China
(+86) 755-8370-8333

March 25, 2009

Dear Shareholder:

     On behalf of the Board of Directors of China Information Security Technology, Inc. (the “Company”), I invite you to attend our 2009 Annual Meeting of Shareholders. We hope you can join us. The annual meeting will be held:

At:

21st Floor, Everbright Bank Building
Zhuzilin, Futian District
Shenzhen, Guangdong, 518040
People's Republic of China

On:

May 15, 2009

Time:

9:00 a.m., local time

     At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities. You will also have an opportunity to meet the directors and other key executives of the Company.

     As discussed in our Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s auditors and consideration of any other business matters properly brought before the Annual Meeting.

     This year, we are using the U.S. Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this “Notice and Access” process will provide you with a convenient and quick way to access our proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March 30, 2009, we will mail a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K for our fiscal year ended December 31, 2008 and vote online to the stockholders eligible to vote at our annual meeting. The Notice also contains instructions on how to receive a paper copy of our proxy materials. We will not mail the Notice to stockholders who had previously elected either to receive notice and access proxy materials and vote electronically via the Internet, or who receive paper copies of proxy materials

     We know that many of our shareholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

     Thank you for your continuing interest in China Information Security Technology, Inc. We look forward to seeing you at our Annual Meeting.

     If you have any questions about the Proxy Statement, please contact Iris Yan, Investor Relations Manager and Corporate Secretary, at (+86) 755-8370-8333 or irisyan@chinacpby.com.

Sincerely, /s/ Jiang Huai Lin Jiang Huai Lin Chairman and Chief Executive Officer

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 15, 2009

To the Shareholders of China Information Security Technology, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of China Information Security Technology, Inc., a Nevada corporation (the “Company”), will be held on Friday, May 15, 2009, at 9:00 a.m., local time, at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China for the following purposes:

1.

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 23, 2009 are entitled to notice and to vote at the Meeting and any adjournment.

     A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2008 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

     It is important that your shares are represented at the meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the proxy card or casting your vote via telephone or the internet as directed on the proxy card. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

     If you plan to attend the meeting, please or notify us of your intentions via telephone or the Internet as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the meeting.

March 25, 2009	By Order of the Board of Directors, _/s/ Iris Yan______________ Iris Yan Corporate Secretary

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON May 15, 2009

    Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about March 30, 2009, we will mail to our stockholders (other than those who previously requested electronic or paper delivery and registered stockholders) an Important Notice Regarding Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone.

     This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
21st Floor, Everbright Bank Building
Zhuzilin, Futian District
Shenzhen, Guangdong, 518040
People's Republic of China
(+86) 755-8370-8333

PROXY STATEMENT

     This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Information Security Technology, Inc., a Nevada corporation (the “Company,” “CIST” or “we”), for the 2009 Annual Meeting of Shareholders (the “Meeting”). The Meeting will be held on Friday, May 15, 2009, at 9:00 a.m., local time, at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China.

     The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to shareholders is March 30, 2009.

     The purposes of the Meeting are to seek shareholder approval of two proposals: (i) electing five (5) directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2009.

Who May Vote

     Only shareholders of record of our common stock, $0.01 par value (the “Common Stock”), as of the close of business on March 23, 2009 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment thereof.

     A list of shareholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China.

     The presence at the Meeting of holders of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

     Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities is outstanding on the date of mailing of this Proxy Statement.

Voting Your Proxy

     Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail if you received a printed set of the proxy materials.

     By Internet – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

     By Telephone or Mail – If you received printed proxy materials, you may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. If you received a Notice, you may submit your proxy by telephone after accessing the proxy materials via the Internet. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed. Voting by telephone is not available to persons outside of the United States.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein and FOR ratification of GHP Horwath, P.C. as the Company’s independent registered public accounting firm.. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Absentions and broker non-votes will not be counted as votes in favor of a matter being voted on, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

     Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll-free telephone number identified on the Notice, by accessing the Internet website provided on the Notice or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

     If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Internet Availability of Proxy Materials or, if applicable, our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Iris Yan, our Corporate Secretary, orally or in writing at the telephone number or address, as applicable, at China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China, telephone number (+86) 755-8370-8333. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

     None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

Directors and Executive Officers

     Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
Jiang Huai Lin	38	President, Chief Executive Officer, and Chairman of the Board
Wendy Wang	42	Chief Financial Officer
Zhi Xiong Huang	38	Chief Technology Officer
Yifu Liu	35	Chief Operating Officer
Zhiqiang Zhao	37	Director and Chief Administrative Officer
Yun Sen Huang	61	Director
Qiang Lin	61	Director
Sean Shao	51	Director

Mr. Jiang Huai Lin. Mr. Lin has been a member of our Board of Directors since September 6, 2006 and he became our President and Chief Executive Officer on October 3, 2006. Mr. Lin has also served as the Chairman and Chief Executive Officer of our subsidiary, Information Security Technology (China) Co., Ltd., or IST, since its incorporation in January 2006 and has served as the Executive Director of our variable interest entity, iAspec Software Co., Ltd., or iAspec, since its founding in 1988. During the period from September 2000 to June 2004, Mr. Lin served as the President and Chief Executive Officer of Hong Kong United Development Group, a consolidated enterprise engaging in investment, high technology and education. Before that, during the period from February 1995 through August 2000, Mr. Lin was a Director and the General Manager of Fujian Wild Wolf Electronics Limited, a company engaged in the business of manufacturing electrical consumer products. Mr. Lin holds a Bachelor’s degree in Industrial Accounting from Xiamen University.

Ms. Wendy Wang. Ms. Wang has been our Chief Financial Officer since November 17, 2008. Ms. Wang has over ten years experience in financial reporting, cost accounting, financial planning, forecasting and analysis, internal controls and tax planning in sizeable organizations. Prior to joining us, Ms. Wang served from September 2004 to October 2008 as the China regional financial controller for the Industrial Operations Division of Amphenol Corp. (NYSE: APH), one of the world’s largest manufacturers of interconnect products; and from August 2000 to June 2003, as Assistant Manager with Pacific Quorum Property Inc. in Vancouver, Canada. Ms. Wang has also served as a financial controller with several other companies in multiple industries and is knowledgeable in PRC GAAP, US GAAP, IFRS and China taxation standards. She holds a Chinese Accountant Certificate and a Master’s degree in International Accounting from the City University of Hong Kong.

Mr. Zhi Xiong Huang. Mr. Huang has been our Chief Technology Officer since September 1, 2008. Prior to that, he served as our Chief Operating Officer from May 10, 2007 and as a member of our Board of Directors from November 28, 2006. Mr. Huang has also served as the Vice-President of IST since its incorporation in January 2006. Since September 2002, he has also been a Vice President of  iASPEC, where he supervises iASPEC’s research and development activities and consults on various types of sophisticated, technical issues. Between July 2001 and March 2002, Mr. Huang served as the General Manager of product development of Shenzhen Runsheng Information Systems Company Ltd. and was responsible for overseeing general operations. He holds a B.S. in computer science from Hehai University in China and has over fifteen years’ experience in information systems. Mr. Huang is currently a Director of the Shenzhen Computer Association and is an Expert with the Shenzhen Expert Association, a nonprofit organization.

Mr. Yifu Liu. Mr. Liu has been our Chief Operating Officer since September 1, 2008. Mr. Liu has over ten years’ experience in corporate operations, strategy management and market development. Mr. Liu has served as Deputy General Manager of iASPEC since August 2002, and has been the General Manager of iASPEC since November 2006. Prior to that, Mr. Liu served, from August 1997 to July 2002, as a Senior Sales Manager for Shenzhen Jingpinjia Electronics Company Ltd.. Mr. Liu holds a Bachelor’s degree in Electronics Engineering from Zhejiang University.

Mr. Zhiqiang Zhao. Mr. Zhao has been our Chief Administrative Officer and a member of our Board of Directors since September 1, 2008. Mr. Zhao has extensive experience in corporate administration and human resources management. Mr. Zhao has served as iASPEC’s Human Resource Manager since April 2005, and as its Deputy General Manager since July 2006. Prior to that, Mr. Zhao served, from March 2003 to March 2005, as Supervisor of Human Resources for Foxconn Technology Group. Mr. Zhao holds a Bachelor’s degree in Mechanical and Electrical Engineering from Inner Mongolia University.

Mr. Yun Sen Huang. Mr. Huang has been a member of our Board of Directors since August 10, 2007. Mr. Huang has been a Professor in the School of Information Engineering at Shenzhen University since September 1984. He has been involved in many computer application projects, and has received many awards, including a First Grade Award of Technology Advancement from Sichuan Province, a Second Grade Award of Technology Advancement from Guangdong Province, and a Third Grade Award of Technology Advancement from the Chemical Ministry. Mr. Huang has published eight books in the field of Networks and Multimedia Applications. In addition, Mr. Huang was a founder of the International Software Development (Shenzhen) Co., Ltd, a co-partnership company incorporated by IBM, East Asia Bank, and Shenzhen SDC Company, and its Chairman between 2001-2006. Currently, Mr. Huang is a Director of the Shenzhen Computer Academy, a Vice Director of the Guangdong Province Computer Academy, as well as Executive Director of the China University Computer Basic Education Committee. Mr. Huang holds a Bachelor’s Degree of Electronics Engineering from Tsinghua University. There is no relationship between Mr. Huang and our Chief Operating Officer, Zhi Xiong Huang.

Mr. Qiang Lin. Mr. Lin has been a member of our Board of Directors since August 10, 2007. Mr. Lin has been a Professor in the School of Information Engineering at Shenzhen University since September 2002. From July 1997 to September 2002, Mr. Lin served as the Director of Computer Science and Technology Department at Shenzhen University. Mr. Lin has been engaged in teaching and research in the Computer Applications field for many years. Presently, he is a postgraduate advisor and teacher and focuses his research in the fields of Computer Networks, Information Systems, Databases, and ERP systems. Mr. Lin has published many research papers in China’s Computer Science . He is also the editor-in-chief of Electrical Business Foundation. Mr. Lin has significant research experience in information systems, electronic business, logistics, and image disposal and has successfully developed many computer application systems as a project principal. He has been awarded with a First Grade Award of Software Development from the Chinese Chemical Ministry and a Third Grade Award of Science and Technology Development by Guangdong Province. Mr. Lin holds a Master Degree of Computing Mathematics from Zhongshan University. There is no relationship between Mr. Lin and our Chief Executive Officer, Jiang Huai Lin.

Mr. Sean Shao. Mr. Shao has been a member of our Board of Directors since April 1, 2008. Mr. Shao has been serving as Chief Financial Officer of Trina Solar Limited since August 2006, where he assisted it in listing on the NYSE in December 2006. Previously he was the Chief Financial Officer of ChinaEdu Corporation, a Chinese educational service provider, from September 2005 to August 2006 and was the Chief Financial Officer of Watchdata Technologies Ltd., a Chinese security software company, from August 2004 to September 2005. He was previously a senior manager at Deloitte Touche Tohmatsu CPA Ltd., Beijing from October 1998 to July 2004 and an assistant manager at Deloitte & Touche Toronto from December 1994 to November 1997. Mr. Shao received his Master’s degree in Health Care Administration from the University of California at Los Angeles in 1988 and his Bachelor’s degree in Art from East China Normal University in 1982. Mr. Shao is an associate member of the American Institute of Certified Public Accountants.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC. None of the directors, director designees or executive officers to our knowledge has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by us all such filing requirements applicable to its officers and directors were complied with during the fiscal year ended December 31, 2007.

Code of Ethics

On December 25, 2007, our Board of Directors amended and restated our Code of Ethics so that it conforms to the rules and regulations of The Nasdaq Stock Market, Inc., or Nasdaq. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics has been filed as Exhibit 14 to our annual report on Form 10-K, filed on March 31, 2008. Our Code of Ethics is also posted on the corporate governance page of our website at www.chinacpby.com.

Material Changes to Director Nomination Procedures

There have been no material changes to the procedures by which stockholders may recommend nominees to our Board of Directors since such procedures were last disclosed.

Committees and Meetings

Our Board currently has three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee and (iii) Corporate Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees.

Each of our three standing committees were formed on April 8, 2008. During the fiscal year ended December 31, 2008, each of our three committees met 4 times. Copies of the charters for each of our four standing committees may be obtained from our website at www.chinacpby.com.

Audit Committee and Audit Committee Financial Expert

Our Board of Directors established an audit committee on April 8, 2008 and appointed Mr. Yun Sen Huang, Mr. Qiang Lin, and Mr. Sean Shao to serve as members of the committee, each of whom our Board determined to be “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. Mr. Shao was appointed as the Chair of the audit committee.

Our audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. Our audit committee is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;
  reviewing with our independent auditors any audit problems or difficulties and management’s response;
  reviewing and approving all proposed related-party transactions;
  discussing the annual audited financial statements with management and our independent auditors;
  reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;
  annually reviewing and reassessing the adequacy of our audit committee charter;
  meeting separately and periodically with management and our internal and independent auditors;
  reporting regularly to the full Board of Directors; and
  such other matters that are specifically delegated to our audit committee by our Board of Directors from time to time.

Our Board of Directors has determined that Mr. Shao possesses the accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The Report of the Audit Committee regarding the audited financials statements of the Company for the fiscal year ended December 31, 2008 is located on Exhibit A to this Proxy Statement.

Compensation Committee

Our compensation committee consists of Mr. Yun Sen Huang, Mr. Qiang Lin, and Mr. Sean Shao, each of whom “independent” as that term is defined under the Nasdaq listing standards. Our compensation committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. Mr. Huang was appointed as Chair of the compensation committee.

The compensation committee is responsible for, among other things:

  approving and overseeing the compensation package for our executive officers;
  reviewing and making recommendations to the Board with respect to the compensation of our directors;
  reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and
  reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Mr. Yun Sen Huang, Mr. Qiang Lin, and Mr. Sean Shao, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The corporate governance and nominating committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. Mr. Li was appointed as Chair of the corporate governance and nominating committee.

The corporate governance and nominating committee is responsible for, among other things:

  identifying and recommending to the Board nominees for election or re-election to the board, or for appointment to fill any vacancy;
  reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;
  identifying and recommending to the Board the directors to serve as members of the Board’s committees; and
  monitoring compliance with our code of business conduct and ethics.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

							Non-
						Non-Equity	Qualified
						Incentive Plan	Deferred
Name and					Option	Compensation	Compensation	All Other
Principal		Salary	Bonus	Stock	Awards	Earnings	Earnings	Compensation	Total
Position	Year	($)	($)	Awards ($)	($)	($)	($)	($)	($)
Jiang Huai Lin, Chairman, CEO, and President (1)	2007	45,949	-	261,000 (3)	-	-	-	108,000 (2)	414,949
	2008	82,732	-	-	-	-	-	-	82,732
Zhi Xiong Huang, Director and Chief Operating Officer (4)	2007	27,359		174,000 (5)	-	-	-	-	201,359
	2008	52,282	-	-	-	-	-	-	52,282
Zhi Qiang Zhao, Director and Chief Administrative Officer (6)	2007	-	-	-	-	-	-	-	-
	2008	47,686	-	60,150 (7)	-	-	-	-	107,836

Narrative disclosure to summary compensation table

(1)

On September 6, 2006, Mr. Lin became our Chairman and on October 3, 2006 he became our President and Chief Executive Officer. Prior to that, Mr. Lin was (and continues to be) the Chairman and Chief Executive Officer of our subsidiary, IST. The annual, long term and other compensation shown in this table include the amount Mr. Lin received from IST during the applicable periods.

(2)	This amount constitutes amounts due to iASPEC under a license agreement between iASPEC and IST. Mr. Lin controls 100% of the equity interests of iASPEC.

(3)

Represents the Fair Market Value of 30,000 shares of our common stock, par value $0.01, awarded to Mr. Lin on November 27, 2007, pursuant to the China Information Security Technology, Inc. Equity Incentive Plan, or Plan.

(4)

Mr. Huang resigned from the posts of Chief Operating Officer and Board of Director on September 1, 2008 and was appointed as Chief Technology Officer. Mr. Huang has also served as the Vice- President of our subsidiary, IST since its incorporation in January 2006.

(5)	Represents the Fair Market Value of 20,000 shares of our common stock, par value $0.01, awarded to Mr. Huang on November 27, 2007, pursuant to the Plan.

(6)

Mr. Zhao was appointed as Board of Director and Chief Administrative Officer on September 1, 2008. Mr. Zhao served as Human Resource Manager of iASPEC since April 2005 and as Deputy General Manager of iASPEC since July 2006.

(7)

The dollar amount reported represents the Fair Market Value of 15,000 shares of our common stock, par value $0.01, awarded to Mr. Zhao, for his services as our Chief Administrative Officer after he assumed that role.

Outstanding Equity Awards at Fiscal Year End

Other than as set forth below, none of our executive officers received unexercised options, stock that has not vested or equity incentive plan awards that remained outstanding as of the end of the fiscal year ended December 31, 2008.

We use the Black-Scholes option pricing model to measure the fair value of stock options, granted in 2008. The determination of the fair value of stock-based compensation awards on the date of grant using an option-pricing model is affected by our stock price as well as assumptions regarding a number of complex and subjective variables, including the expected volatility of our stock price over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rate and expected dividends.

Employment Agreements

All our employees, including Messrs Lin, Huang, Liu and Zhao and Ms Wang, have executed our form of employment agreement and non-disclosure agreement. Mr. Lin earns RMB 40,000 per month (approximately $5,700) for his services as our Chief Executive Officer and as IST’s Chief Executive Officer. Mr. Huang earned RMB8, 000 per month (approximately $1,149) for his services as our Board of Director and earns RMB30,000 per month (approximately $4,300) as our Chief Technology Officer and as IST’s Vice President. Mr. Liu earns RMB 35,000 (approximately $5,030) per month for his services as our Chief Operating Officer. Ms. Wendy Wang earns RMB 35,000 (approximately $5,030) per month for her services as our Chief Financial Officer. Mr. Zhao earns RMB 35,000 per month (approximately $5,030) for his services as our Chief Administrative Officer. In addition, on June 20, 2008, Mr. Zhao was granted 5,000 shares of our common stock, for his services as iASPEC's management and he subsequently transferred all 5,000 of those shares in July 2008. On September 20, 2009 and December 20, 2009 respectively, 5,000 and 15,000 shares of our common stock were granted to Mr. Zhao for his services as our Chief Administration Officer, pursuant to our 2007 Equity Incentive Plan. No other benefits have been granted by us to officers at this time.

Director Compensation

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ending December 31, 2008:

	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Jiang Huai Lin	13,788	-	-	-	-	-	13,788
Zhi Qiang Zhao	4,596	-	-	-	-	-	4,596
Zhi Xiong Huang	9,192	-	-	-	-	-	9,192
Qiang Lin	3,879	-	-	-	-	-	3,879
Yun Sen Huang	3,879	-	-	-	-	-	3,879
Sean Shao	13,500	-	-	-	-	-	13,500

Narrative to Director Compensation Table

Mr. Jiang Huai Lin earns RMB 8,000 per month (approximately $1,149) for his services as the Chairman of our Board of Directors and Mr. Zhao earns RMB 8,000 per month (approximately $1,149) for his services as a member of our Board of Directors. Mr. Zhi Xiong Huang, who served as a member of our Board of Directors until September 1, 2008, earned RMB 8,000 per month (approximately $1,149) until his resignation.

Our independent directors, Messrs Yun Sen Huang, Qiang Lin and Sean Shao, have all entered into our form of independent director agreement. Under the terms of their agreements, Mr. Yun Sen Huang earns RMB 3,000 per month (approximately $431), Mr. Qiang Lin earns RMB 3,000 per month (approximately $431), and Mr. Shao earns $18,000 per year as compensation for their services as independent directors.

All of our directors are reimbursed for pre-approved reasonable business-related expenses incurred in good faith in the performance of their duties for our Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 13, 2009, certain information with respect to the beneficial ownership of our common stock by (i) each director and executive officer, (ii) each person known by us to be the beneficial owner of five percent or more of the outstanding shares of common stock, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the person or entity listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.

Unless otherwise specified, the address of each of the persons set forth below is in care of China Information Security Technology, Inc., 21st Floor, Everbright Bank Building, Zhuzilin, Shenzhen, China 518040.

Name & Address of	Office, If Any	Amount and Nature of	Percent of
Beneficial Owner		Beneficial Ownership(1)	Class(2)
	Officers and Directors
Jiang Huai Lin	President, CEO and Chairman	21,750,080 (3)	44.57%
Wendy Wang	Chief Financial Officer	0	*
Zhi Xiong Huang	Chief Technology Officer	20,000	*
Yifu Liu	Chief Operating Officer	15,000	*
Zhiqiang Zhao	Director and Chief	15,000	*
	Administrative Officer
Yun Sen Huang	Director	0	*
Qiang Lin	Director	0	*
Sean Shao	Director	0	*
All officers and directors as a group (8 persons named above)		21,800,080	44.67%
	5% Security Holders
Jiang Huai Lin		19,150,080	39.24%
Total Devices Management, Ltd.		2,600,000	5.33%
Pinnacle China Fund, L.P.		3,420,479	7.01%
4965 Preston Park Blvd.
Suite 240
Plano, TX 75093
The Pinnacle Fund, L.P.		3,420,479	7.01%
4965 Preston Park Blvd.
Suite 240
Plano, TX 75093
Barry M. Kitt		6,840,958 (4)	14.02%
4965 Preston Park Blvd.
Suite 240 Plano, TX 75093
Adam Benowitz 20 West 55th Street, 5th Floor New York, New York 10019		3,474,069 (5)	7.12%

*Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)

As of March 13, 2009, a total of 48,803,211 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Includes 2,600,000 shares of our common stock held by Mr. Lin indirectly through Total Devices Management , Ltd., an entity that is wholly-owned by Mr. Lin.

(4)

Includes 3,420,479 shares of our common stock held by Pinnacle China Fund, L.P. and 3,420,479 shares of our common stock held by The Pinnacle Fund, L.P. Barry M. Kitt exercises investment discretion and control over these shares and may be deemed to be the beneficial owner thereof. Mr. Kitt disclaims beneficial ownership of the shares of common stock reported herein to the extent of his direct or indirect pecuniary interest therein.

(5)

Includes 1,400,000 shares of our common stock held by Vision Opportunity Master Fund, Ltd., a Cayman Islands company and 2,074,069 shares of our common stock held by Vision Opportunity China LP, a limited partnership organized under the laws of Guernsey. Mr. Benowitz exercises investment discretion and control over these shares and may be deemed to be the beneficial owner thereof.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

Securities Authorized for Issuances under Equity Compensation Plans

The following table includes the information as of the end of 2008 for each category of our equity compensation plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	8,000,000 (1)	$4.30	7,530,000 (2)
Equity compensation plans not approved by security holders	-	-	-
Total	8,000,000		7,530,000

(1) On June 13, 2007, our Board of Directors authorized the establishment of the China Information Security Technology, Inc. Equity Incentive Plan, or Plan, whereby we are authorized to issue shares of our common stock to certain employees, consultants and directors. At that time we reserved 8,000,000 shares of our common stock for issuance under the Plan.

(2) On November 27, 2007, we issued 70,000 shares of common stock to our senior management and an outside consultant as bonus awards and we included stock-based compensation of $609,000 in our administrative expenses for the year ended December 31, 2007. On November 30, 2007, our Board of Directors authorized the grant of options to certain employees to purchase 490,000 shares of our common stock, par value $0.01, subject to ratification of the Plan by our stockholders. The options had an exercise price of $9.48 per share, were to vest on December 5, 2008 and to expire on December 5, 2011. The respective stock-based compensation, amounting to $68,891 was charged into administrative expenses in the Consolidated Statements of Income and Comprehensive Income. On March 3, 2008, our Board of Directors voided and canceled the grant of the stock options to the employees, and on March 20, 2008 approved the grant of 400,000 shares stock awards to them at price of $4.30 per share. These newly granted shares have been vested quarterly at 1/4 over a one-year period following the grant. Since the cancellation and grant of the replacement award occurred concurrently, they will be treated as a modification of the terms of the cancelled award in accordance with SFAS 123R.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Transactions with Related Persons

The following includes a summary of transactions since the beginning of the 2008 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved that exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under in the section above regarding Executive Compensation ). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

  On March 28, 2008, Mr. Jiang Huai Lin, our Chairman, Chief Executive Officer and President, consummated a private sale to certain accredited investors of 1,070,000 restricted shares of our common stock owned by him, for an aggregate purchase price of $4.28 million, or $4.00 per share. Mr. Lin delivered the proceeds from the sale of his shares to honor the guarantee that he had provided that we would not suffer any loss incurred from our investment in ELNs. See Management’s Discussion and Analysis of Financial Condition and Results of Operation – Liquidity and Capital Resources – Investing Activities . In connection with this private sale transaction, we entered into a registration rights agreement with the purchasers of Mr. Lin’s shares, pursuant to which, among other things, we agreed to register within a predefined period, shares of our common stock transferred to them by Mr. Lin. Mr. Lin will not receive any shares of our common stock, other securities or other consideration for this capital contribution and has waived any and all rights that he may have to make a claim against us for any such shares, securities or other consideration in the future.

   Approximately 9% of Wuhan Geo Navigation and Communication Technology Co., Ltd. (“Geo Navigation”) is owned by Geo. Prior to our acquisition of Geo, Geo Navigation made non-interest bearing cash advances to Geo and at December 31, 2008, a balance of $486,136 remained outstanding. The Company intends to repay this balance as soon as practicable.

  Shenzhen Kewen Information Technology Co., Ltd., or Kewen, is private a company owned by Mr. Qi Danfeng, who is Chief Executive Officer of Zhongtian, our new indirect subsidiary. Prior to our purchase of Zhongtian, Kewen routinely purchased software from Zhongtian and at December 31, 2008, Accounts receivable from Kewen was $95,120. Kewen intends to repay this balance as soon as practicable.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Director Independence

Our Board of Directors is currently composed of 5 members, Messrs Jiang Huai Lin, Zhiqiang Zhao, Yun Sen Huang, Qiang Lin and Sean Shao. Mr. Huang, Mr. Lin and Mr. Shao each serve on our Board of Directors as an “independent director” as defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors (the “Board”) is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

As provided in its charter, the Corporate Governance and Nominating Committee of the Company’s Board of Directors is responsible for identifying individuals qualified to become Board members and recommending to the Board nominees for election as directors. The Corporate Governance and Nominating Committee considers recommendations for director nominees, including those submitted by the Company’s shareholders, on the bases described below. Shareholders may recommend nominees by writing to the Corporate Governance and Nominating Committee c/o the Secretary at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China. Shareholder recommendations will be promptly provided to the chairman of the Corporate Governance and Nominating Committee. To be considered by the Corporate Governance and Nominating Committee for inclusion in the proxy for the 2010 annual meeting, recommendations must be received by the Secretary of the Company not later than the close of business on December 31, 2009.

In identifying and evaluating nominees, the Corporate Governance and Nominating Committee may consult with the other Board members, management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Corporate Governance and Nominating Committee assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board's criteria and needs. In evaluating the suitability of individual Board members, the Corporate Governance and Nominating Committee may take into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the company's business and technology; the international nature of the company’s operations, educational and professional background; and personal accomplishment. The Corporate Governance and Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the company's business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. The Corporate Governance and Nominating Committee, therefore, also ensures that not less than a majority of directors shall satisfy the Nasdaq independence requirements

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

NAME	AGE	POSITION	DIRECTOR SINCE
Jiang Huai Lin	38	President, Chief Executive Officer, and Chairman of the Board	September 6, 2006
Zhiqiang Zhao	37	Director and Chief Administrative Officer	September 1, 2008
Yun Sen Huang	61	Director	August 10, 2007
Qiang Lin	61	Director	August 10, 2007
Sean Shao	51	Director	April 1, 2008

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” which starts on page 11 of this Proxy Statement.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

2

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected GHP Horwath, P.C (“Horwath”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009. Horwath was the Company’s independent registered public accounting for the fiscal years ending December 31, 2008 and 2007.

We are asking our shareholders to ratify the selection of Horwath as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Horwath to our shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Horwath that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of Horwath will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by GHP Horwath, P.C. for professional services rendered for the fiscal years ended December 31, 2008 and 2007:

	Year Ended December 31,
	2008	2007
Audit Fees	$831,000	$390,222
Audit-Related Fees	$-	$100,000
Tax Fees	$15,358	$1,000
All Other Fees	$-	$-
TOTAL	$846,358	$491,222

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of the our financial statements and are not reported under the paragraph captioned “Audit Fees” above.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above under other captions of this Item 14.

Pre-Approval Policies and Procedures

On September 22, 2008, our Board of Directors adopted resolutions in accordance with the Sarbanes-Oxley Act of 2002 requiring pre-approval of all auditing services and all audit related, tax or other services not prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended, to be performed for us by our independent auditors, subject to the de minimus exception described in Section 10A(i)(1)(B) of the Exchange Act. These resolutions authorized our independent auditor to perform audit services required in connection with the annual audit relating to the fiscal year ended December 31, 2008 and the quarterly reviews for the subsequent fiscal quarters of 2009 through the review for the quarter ended September 30, 2009 at which time additional pre-approvals for any additional services to be performed by our auditor would be sought from the Board. Our Board of Directors also appointed and authorized Mr. Lin to grant pre-approvals of other audit, audit-related, tax and other services requiring Board approval to be performed for us by our independent auditor, provided that the designee, following any such pre-approvals, thereafter reports the pre-approvals of such services at the next following regular meeting of the Board.

3

The percentage of audit-related, tax and other services that were approved by the Board of Directors is 100%.

The Board of Directors recommends a vote FOR ratification of the selection of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

4

GENERAL INFORMATION

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy card in accordance with their judgment on such matters.

SHAREHOLDER COMMUNICATIONS

The Company has a process for shareholders who wish to communicate with the Board of Directors. Shareholders who wish to communicate with the Board may write to it at China Information Security Technology, Inc., c/o Corporate Secretary, 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of China Information Security Technology, Inc. at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China, no later than the close of business on December 31, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Iris Yan, our Corporate Secretary, at 21st Floor, Everbright Bank Building, Zhuzilin, Futian District, Shenzhen, Guangdong 518040, People's Republic of China. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

March 25, 2009	By Order of the Board of Directors

/s/ Iris Yan
Iris Yan
Corporate Secretary

5

EXHIBIT A

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” as that term is defined by Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board has determined, based upon an interview of Mr. Sean Shao and a review of Mr. Shao’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Shao qualifies as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2008, the Audit Committee (i) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with Company management; (ii) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

/s/ The Audit Committee_____________________________
Sean Shao, Yun Sen Huang and Qiang Lin

6

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2009

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned shareholder of CHINA INFORMATION SECURITY TECHNOLOGY, INC.., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated March 25, 2009, and hereby constitutes and appoints Jiang Huai Lin and Iris Yan, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2009 Annual Meeting of Shareholders to be held on May 15, 2009, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.

Elect as Directors the nominees listed below:   ☐

Jiang Huai Lin
Zhiqiang Zhao
Yun Sen Huang
Qiang Lin
Sean Shao

Withhold authority for the following:

 ☐ Jiamg Huai Lin
 ☐ Zhiqiang Zhao
 ☐ Yun Sen Huang
 ☐ Qiang Lin
 ☐ Sean Shao

2.

Approve the ratification of GHP Horwath P.C. as the Company’s accountant for fiscal year 2009.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES and FOR THE RATIFICATION OF THE SELECTION OF GHP HORWATH, P.C., AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED MARCH 25, 2009 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated March 25, 2009, and the 2008 Annual Report to Shareholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name  _________________________________________________________

Name (if joint)
______________________________________________________________

Date _____________, 2009

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.